UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 25, 2021

VISION HYDROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55802	47-4823945
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number	Identification No.)

95 Christopher Columbus Drive, 16th Floor, Jersey City, NJ 07302

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (551) 298-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Vision Hydrogen Corporation is referred to herein as “we”, “our, or “us”.

Item 1.01 Entry into a Material Definitive Agreement

Effective August 25, 2021, we loaned VoltH2 Holdings AG (“VoltH2”) $500,000, payable on November 1, 2021. The loan is non-interest bearing and evidenced by a promissory note issued to us by VoltH2 (the “Note”). VoltH2 may prepay the Note in whole or in part at any time or from time to time without penalty or premium. We currently own approximately 16% of VoltH2. Our Board of Directors approved the foregoing transaction.

Effective August 25, 2021, we entered into an amendment (the “June 7 Amendment”) to a promissory note issued to VoltH2 on June 7, 2021 (The “June 7 Note”), pursuant to which the Payment Date (as defined in the June 7 Note) was changed from September 1, 2021 to November 1 2021. Our Board of Directors approved the foregoing amendment.

Effective August 25, 2021, we entered into an amendment (the “June 28 Amendment”) to a promissory note issued to VoltH2 on June 28, 2021 (The “June 28 Note”), pursuant to which the Payment Date (as defined in the June 28 Note) was changed from September 1, 2021 to November 1 2021. Our Board of Directors approved the foregoing amendment.

The descriptions of the Note, the June 7 Amendment, and the June 28 Amendment are only summaries and do not purport to be complete descriptions, and are qualified in their entirety by reference to the Note, the June 7 Amendment, and the June 28 Amendment, forms of which are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 Promissory Note dated August 25, 2021

Exhibit 10.2 First Amendment to June 7, 2021 Promissory Note, dated August 25, 2021

Exhibit 10.3 First Amendment to June 28, 2021 Promissory Note, dated August 25, 2021

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION HYDROGEN CORPORATION

Date: August 26, 2021	By:	/s/ ANDREW HIDALGO
Andrew Hidalgo
Chief Executive Officer

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